RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

BUCHALTER, NEMER, FIELDS & YOUNGER
601 S. FIGUEROA
SUITE 2400
LOS ANGELES, CALIFORNIA  90017
ATTN:  JOSEPH VARGAS, ESQ.



                      THIS DOCUMENT TO BE RECORDED BOTH AS
            A DEED OF TRUST AND FINANCING STATEMENT (FIXTURE FILING)

                 THIS DOCUMENT SECURES OBLIGATIONS WHICH CONTAIN
                   PROVISIONS FOR A VARIABLE RATE OF INTEREST



STATE OF ARIZONA               )
                               ) ss.
COUNTY OF MARICOPA             )


                     DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FINANCING STATEMENT (FIXTURE FILING) made this 29th day of March, 2001, between HEALTH FACTORS INTERNATIONAL, INC., a Delaware corporation ("Trustor") having an office at 150 Motor Parkway, Hauppauge, New York 11788, as trustor, and CHICAGO TITLE INSURANCE COMPANY, as trustee, having an office at 700 South Flower Street, Suite 900, Los Angeles, California 90017 ("Trustee") and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent, having an office at 300 South Grand Avenue, Third Floor, Los Angeles, California 90071, Attn:
Regional Manager.

                                   WITNESSETH

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                  THIS DEED OF TRUST CONSTITUTES A FIXTURE FILING UNDER SECTION
47-9313 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF

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ARIZONA. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF
ARIZONA. THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO, COMMONLY KNOWN BY THE STREET ADDRESSES: 405 and 429 SOUTH SIESTA LANE, TEMPE, ARIZONA. THE NAME OF THE RECORD OWNER OF THE REAL PROPERTY IS HEALTH FACTORS INTERNATIONAL, INC. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.1

                  FOR THE PURPOSE OF SECURING (a) the payment of an indebtedness in an aggregate principal amount of Sixty Million Dollars ($60,000,000), to be paid in accordance with the terms and with interest as set forth in that certain Term Loan Promissory Note, and that certain Revolving Credit Note (hereinafter referred to as the "Notes"), of even date herewith, made by Trustor and others to the order of The CIT Group/Business Credit, Inc., as agent (The CIT Group/Business Credit, Inc., as initial agent and any successor agent appointed pursuant to the Loan Agreement, as hereinafter defined, being hereinafter referred to as "Beneficiary") and all modifications, extensions and/or renewals thereof, (b) the payment and performance of all indebtedness and obligations of Trustor arising under this Deed of Trust, and other documents executed by Trustor in connection herewith, and (c) payment of any money advanced by Beneficiary to Trustor, or its successors, with interest thereon, evidenced by additional notes (indicating that they are so secured) or by

----------

1 NOTE: If this Instrument or the Notes which this Instrument secures are in your possession, DO NOT DESTROY THEM. State law may require that this Instrument and the Notes be presented to the Trustee for cancellation in order to obtain a reconveyance. The reconveyance must be recorded in the counties and/or parishes in which the land described in Exhibit A is located.

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endorsement of the original notes, executed by Trustor or its successor, and (d)
the payment and performance of all other indebtedness and obligations of Trustor arising under that certain Financing Agreement of even date herewith to which inter alia Beneficiary and Trustor are parties (the "Loan Agreement": initially capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement) including all Advances up to a maximum principal amount of $60,000,000.00 and all interest accruing thereon and all modifications, extensions and/or renewals thereof, and in consideration of the sum of ten dollars ($10.00) in hand paid by Beneficiary to Trustor, and for other good and valuable consideration, Trustor has granted, mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed, and by these presents does grant, mortgage, bargain, sell, alienate, enfeoff, release, convey and confirm unto the Trustee, in trust, WITH POWER OF SALE, all its estate, right, title and interest in, to and under any and all of the property located in the City of Tempe, County of Maricopa, State of Arizona, and more particularly described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, including, without limitation, all and singular the ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the property (collectively, the "Land");

                  TOGETHER with all of the right, title and interest of Trustor in and to all buildings, structures and improvements now or hereafter erected on the Land including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter collectively referred to as the "Premises");

                  TOGETHER with all of the right, title and interest of Trustor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Premises;

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                  TOGETHER with all right, title and interest of Trustor in any and all award and awards heretofore made or hereafter to be made by any governmental authorities to the present and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the return of excess taxes paid on the Mortgaged Property, the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby collaterally assigned to Beneficiary and Beneficiary, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same as hereinafter provided; and Trustor hereby covenants and agrees to and with Beneficiary, upon request by Beneficiary, to make, execute and deliver, at Trustor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Beneficiary free, clear and discharged of any and all encumbrances of any kind or nature whatsoever;

                  TOGETHER with all of the right, title and interest of Trustor in all goods, equipment, machinery, furniture, furnishings, fixtures, appliances, inventory, building materials, chattels and articles of personal property (other than personal property which is or at any time has become Hazardous Substances, as hereinafter defined), including any interest therein, now or at any time hereafter affixed to, attached to, or used in any way in connection with or to be incorporated at any time into the Premises, or placed on any part thereof but not attached or incorporated thereto, together with any and all replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises (collectively, the "Chattels");

                  TOGETHER with all right, title and interest of Trustor in leases of the Premises or the Chattels or any part thereof now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of

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such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms) and all rights to all insurance proceeds and unearned premiums arising from or relating to the Premises and all other rights and easements of Trustor now or hereafter existing pertaining to the use and enjoyment of the Premises and all right, title and interest of Trustor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

                  TOGETHER with all right, title and interest of Trustor in all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises, and all deposits and other proceeds thereof;

                  TOGETHER with all right, title and interest of Trustor in all permits, plans, licenses, specifications, subdivision rights, tentative tract maps, final tract maps, security interests, contracts, contract rights or other rights as may affect or otherwise relate to the Premises;

                  TOGETHER with all rights of Trustor in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity which is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Premises or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage;

                     TOGETHER with all right, title and interest of Trustor in all rents, issues, profits, revenues, income and other benefits to which Trustor may now or hereafter be entitled from the Premises or the Chattels (which Premises, titles, interests, awards, Chattels, easements, rents, income, benefits, ways, waters, rights, powers, liberties, privileges, utilities, tenements, hereditaments, appurtenances, reversions, remainders, rents, issues, profits, estate, property, possession, claims and

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demands, are hereinafter collectively referred to as the "Mortgaged Property":
the foregoing notwithstanding, the Mortgaged Property shall not include, and no security interest, lien or pledge granted hereunder shall extend or attach to;
(i) Trustor's rights (other than rights to payment) under any license agreements or lease agreements existing as of the date hereof, or any leases of real property or leases of motor vehicles or other personal property now or hereafter existing that prohibit the grant of a security interest or lien therein or pledge to the extent, and only to the extent, that the terms prohibiting the grant of such security interest or lien or pledge have not been waived or consented to in writing by the licensor, lessor or other necessary person or entity under such agreement; or (ii) Trustor's rights in and to specific items of Equipment which are subject to liens permitted by clause (a) or (b) of the definition of Permitted Encumbrances, as defined in the Loan Agreement, or Trustor's rights under any agreement granting any such liens to the extent, and only to the extent, that (A) the agreements granting such liens prohibit the grant of a security interest in the Trustor's rights in such Equipment or in such agreements and (B) the terms prohibiting the grant of such security interest have not been waived or consented to in writing by the secured party or other necessary person or entity under such agreement.)

                  TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, its successors and assigns forever.

                  IN FURTHERANCE OF THE FOREGOING GRANTS (INCLUDING GRANTS OF SECURITY INTERESTS), BARGAINS, SALES, ASSIGNMENTS, TRANSFERS, MORTGAGES AND CONVEYANCES, AND TO PROTECT THE PREMISES AND THE SECURITY GRANTED BY THIS INSTRUMENT, DEBTOR HEREBY WARRANTS, REPRESENTS, COVENANTS AND AGREES AS FOLLOWS:


                                    ARTICLE I

                  And Trustor further covenants with the Trustee and Beneficiary as follows:

                  SECTION I.1. Trustor has good title to the Premises in fee simple subject to no lien, charge, or encumbrance except Permitted Encumbrances; that it owns the Chattels free and clear

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of liens and claims except Permitted Encumbrances; that this Deed of Trust is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the Permitted Encumbrances exceptions referred to above. Trustor will preserve such title, and will forever preserve, warrant and defend the same unto the Trustee and Beneficiary, and will forever preserve, warrant and defend the validity and such priority of the lien hereof against the claims of all persons and parties whomsoever.

                  SECTION I.2. Trustor will pay all filing, registration or recording fees, all federal, state, county and municipal stamp taxes and other fees, taxes, duties, imposts, assessments (or contest in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens and with respect to which adequate reserves or other appropriate provisions are being maintained by each of the Companies, as applicable, in accordance with GAAP) and all other charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of the Notes, the Loan Agreement, this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

                  SECTION I.3. Intentionally Deleted.

                  SECTION I.4. Intentionally Deleted.

                  SECTION I.5. All right, title and interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, or constructed, assembled or placed by Trustor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further grant, conveyance, assignment or other act by Trustor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Trustor and specifically described in the granting clause hereof.

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                  SECTION I.6. Trustor will pay from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien (other than a Permitted Encumbrance) on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien and security interest hereof shall be fully preserved, at the cost of Trustor, without expense to Beneficiary.

                  SECTION I.7. Intentionally Deleted.

                  SECTION I.8. In the event of the passage, after the date of this Deed of Trust, of any law of the State of Arizona deducting from the value of the Mortgaged Property for the purpose of taxing the amount of any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust, or debts secured thereby, for state or local purposes, or the manner of operation of any such taxes which has the effect of imposing payment of the whole or any portion of such taxes against the Mortgaged Property upon Beneficiary, so as to adversely affect the interest of Beneficiary, then and in such event, Trustor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Trustor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Notes, the Loan Agreement or the indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Notes, the Loan Agreement, or this Deed of Trust, or otherwise, Beneficiary may, at its option, upon thirty
(30) days' written notice to Trustor, (i) declare the whole indebtedness secured by this Deed of Trust, with interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such taxes as renders the Notes, the Loan Agreement, or the indebtedness secured hereby unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful non-usurious portion or balance of said taxes.

                  SECTION I.9. In addition to restrictions contained in the Loan Agreement, or except as may be expressly permitted under the Loan Agreement or any other Loan Document, Trustor will not further encumber, sell, convey or transfer any interest in, or

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any part of, the Mortgaged Property (unless the same shall constitute a
Permitted Encumbrance). Any such encumbrance, sale, conveyance or transfer made without Beneficiary's prior written consent shall be an Event of Default hereunder.

                  SECTION I.10. Intentionally Deleted.

                  SECTION I.11. Intentionally Deleted.

                  SECTION I.12. If Trustor shall fail to perform any of the covenants contained herein on its part to be performed within the time period provided herein for such performance, and such failure shall continue for ten
(10) days after written notice thereof from Beneficiary to Trustor, Beneficiary may, but shall not be required to, make advances to perform the same, or cause the same to be performed, on Trustor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at the lower of
(i) the maximum rate permitted by law or (ii) the Default Rate of Interest, shall be a lien upon the Mortgaged Property and shall, at Beneficiary's option, be added to the indebtedness secured hereby. Trustor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth. This
Section 1.12 shall not be construed as preventing any default by Trustor in the observance of any covenant contained in this Deed of Trust from constituting an Event of Default hereunder.

                  SECTION I.13. Intentionally Deleted.

                  SECTION I.14. Trustor will not commit any waste at or with respect to the Mortgaged Property. Trustor will, at all times, maintain the Improvements and Chattels in good order and condition ordinary wear and tear excepted and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end, except as otherwise expressly permitted under the Loan Agreement or any other Loan Document. Improvements shall not be removed, demolished or materially altered, nor, except as otherwise expressly permitted under the Loan Agreement or any other Loan Document, shall any Chattels be removed without the prior written consent of Beneficiary, provided, however, that if there shall exist an Event of Default, in addition to any rights to remove or replace the Chattels under

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the Loan Agreement or any Loan Document, Trustor may make appropriate replacements of Chattels, free of superior title, liens and claims other then Permitted Encumbrances, provided such replacements are promptly made and are of a value or utility at least equal to the value or utility of the Chattels removed.

                  SECTION I.15. Trustor will immediately notify Beneficiary of the institution of any proceeding for the condemnation or taking by eminent domain of the Mortgaged Property, or any portion thereof promptly after Trustor obtains knowledge of same. The Trustee and Beneficiary may participate in any such proceeding and Trustor from time to time will deliver to Beneficiary all instruments requested by it to permit such participation. In the event of such condemnation proceedings, or a conveyance in lieu of such taking, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid, but shall have no right to bind Trustor or to make settlement of its claim, except to the extent of the interest of the Trustee and Beneficiary. In any such condemnation proceedings the Trustee and Beneficiary may be represented by counsel selected by Beneficiary. The proceeds of any award or compensation so received after reimbursement of any reasonable and documented expenses incurred by Beneficiary in connection with such proceedings, shall, at the option of Beneficiary, be applied, without premium, to the repayment of the Notes and/or the sums due under the Loan Agreement in such order as Beneficiary may in its sole discretion elect (regardless of interest payable on the award by the condemning authority), or to the cost of restoration of the Improvement or Chattel so taken and other terms as shall be satisfactory to Beneficiary.

                  SECTION I.16. The assignment of rents, income and other benefits (collectively, "rents") contained in the granting clause of this Deed of Trust shall be fully operative without any further action on the part of Trustor or Beneficiary and specifically Beneficiary shall be entitled, at its option, to all rents from the Mortgaged Property whether or not Beneficiary takes possession of the Mortgaged Property. Trustor hereby further grants to Beneficiary the right (i) to enter upon and take possession of the Mortgaged Property for the purpose of collecting the rents, (ii) to dispossess by the usual summary

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proceedings any tenant defaulting in the payment thereof to Beneficiary, (iii)
to let the Mortgaged Property or any part thereof, and (iv) to apply the rents, after payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby. Such assignment and grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Trustor to the entry upon and taking possession of the Mortgaged Property by Beneficiary pursuant to such grant, whether or not sale or foreclosure has been instituted. Neither the exercise of any rights under this Section by Beneficiary nor the application of the rents to the indebtedness and other sums secured hereby, shall cure or waive any Event of Default, or notice of default hereunder or invalidate any act done pursuant hereto, but shall be cumulative of all other rights and remedies.

                  The foregoing provisions hereof shall constitute an absolute and present assignment of the rents from the Mortgaged Property, subject, however, to the conditional permission given to Trustor to collect, receive and use the rents until the occurrence of an Event of Default at which time such conditional permission shall automatically terminate; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment, in whole or in part, to any subsequent assignment by Trustor permitted under the provisions of this Deed of Trust, and any such subsequent assignment by Trustor shall be subject to the rights of the Trustee and Beneficiary hereunder. Without limiting the generality of the foregoing, Beneficiary shall have all rights provided in Arizona Revised Statutes Section 33-702B.

                  SECTION I.17. (a) Trustor will not (i) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or of any part thereof, now existing or hereafter to be made or (ii) modify any such lease or give consent to any assignment or subletting without Beneficiary's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), or (iii) accept prepayments of any installments of rent or additional rent to be due under such leases, except prepayments in the nature of security for the performance of the lessee's

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obligations thereunder, or (iv) enter into any lease prohibited under the provisions of the Loan Agreement.

                    (b) Trustor will not execute any lease of all or a substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the material covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any such lease provides for the giving by the lessee of certificates with respect to the status of such leases, Trustor shall exercise its right to request such certificates within five (5) days of any demand therefor by Beneficiary.

                    (c) Trustor shall furnish to Beneficiary, within fifteen
(15) days after a request by Beneficiary to do so, a written statement containing the names of all lessees for the Mortgaged Property, the term of their respective leases, the spaces occupied, the rentals paid and any security therefor.

                  SECTION I.18. Intentionally Deleted.

                  SECTION I.19. Intentionally Deleted.

                  SECTION I.20. Intentionally Deleted.

                  SECTION I.21. Intentionally Deleted.

                  SECTION I.22. Intentionally Deleted.

                  SECTION I.23. Intentionally Deleted.

                  SECTION I.24. Intentionally Deleted.

                  SECTION I.25. Intentionally Deleted.

                  SECTION I.26. Intentionally Deleted.

                  SECTION I.27. Intentionally Deleted.

                  SECTION I.28. Intentionally Deleted.

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
                  SECTION I.29. Intentionally Deleted.

                  SECTION I.30. Intentionally Deleted.

                  SECTION I.31. Intentionally Deleted.

                  SECTION I.32. Intentionally Deleted.

                  SECTION I.33. Intentionally Deleted.

                  SECTION I.34. Intentionally Deleted.

                  SECTION I.35. Intentionally Deleted.


                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION II.1. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

                    (a) If Trustor shall default in the payment of (i) any regular installment of interest and/or principal on the Notes within five (5) business days of when the same shall have become due and payable, (ii) any other payment of interest and/or principal due on the Notes within five (5) business days of when the same shall become due and payable, whether at any stated maturity or by acceleration or otherwise, or (iii) any other sums required to be paid by Trustor pursuant to the Notes, the Loan Agreement, or this Deed of Trust within five (5) business days of the date that such payments are therein or herein required to be made; or

                    (b) If Trustor and/or Guarantor, if any, shall breach, or be in default of, any of the covenants or provisions contained in this Deed of Trust or of any chattel mortgage, other deed of trust, security agreement or other document issued thereunder or in connection therewith or herewith and the same shall not be cured within fifteen (15) days of the occurrence of such breach; or

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
                    (c) If Trustor shall violate the provisions of Section 1.09 hereof; or

                    (d) If there shall be a termination, revocation or purported revocation by any Guarantor under a Guaranty; or

                    (e) if there shall be an Event of Default under the Loan Agreement.

                  Upon the occurrence of an Event of Default, and in every such case:

                  I. During the continuance of any Event of Default, Beneficiary personally, or by its agents or attorneys may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the beneficial interest in same, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Beneficiary, at the expense of Trustor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable; may insure or reinsure the same as provided in the Loan Agreement, and likewise, from time to time, at the expense of Trustor, Beneficiary may make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable; and in every such case Beneficiary shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best; and Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions,

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
betterments and improvements and all payments which may be made for taxes, assessments, insurance, in payment of any prior deed of trust and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Beneficiary for the services of Beneficiary and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Beneficiary shall apply the moneys arising as aforesaid, first, to the payment of any sums, other than interest and principal on the Notes or due pursuant to the Loan Agreement required to be paid by Trustor under this Deed of Trust, second, to the payment of interest on the Notes or due pursuant to the Loan Agreement, third, to the payment of the principal of the Notes or due pursuant to the terms of the Loan Agreement when and as the same shall become payable (whether by acceleration or otherwise) and finally, in an amount equal to the Early Termination Fee which would have been payable if Trustor had voluntarily prepaid the Notes or Loan Agreement.

                  II. Beneficiary, at its option, may declare the entire unpaid balance of the indebtedness secured hereby immediately due and payable and shall record and give notice of Trustee's sale in the manner required by law. Beneficiary shall also deposit with the Trustee this Deed of Trust, the Notes and all documents evidencing the expenditures secured hereby.

                  III. After the lapse of such time as may then be required by law following the recordation of said notice of sale, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Mortgaged Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. If the Mortgaged Property consists of several known lots or parcels, Beneficiary may designate the order in which such parcels shall be sold or offered for sale. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

                  IV. Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement.

                  V. On and after the occurrence of an Event of Default, Trustor shall pay all rents, issues and profits thereafter received by Trustor from the Mortgaged Property to Beneficiary and to the extent not paid shall hold such amounts as trust funds for the benefit of Beneficiary and such rents, issues and profits shall be deemed "cash collateral" of Beneficiary under 11 U.S.C., as amended.

                  SECTION II.2. (a) Trustee, after making such sale, and upon receipt of the purchase price, shall make, execute and deliver to the purchaser or purchasers its deed or deeds conveying the Mortgaged Property so sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property, and shall apply the proceeds of sale thereof some to payment, FIRSTLY, of the costs and expenses of such sale, together with the reasonable expenses of this Trust, including Trustee's fees and cost of evidence of title in connection with sale and revenue stamps on Trustee's deed; SECONDLY, of all moneys paid, advanced or expended by Beneficiary under the terms hereof, not then repaid, together with the interest thereon as herein provided; THIRDLY, of the amount of the principal and interest on the Notes or under the Loan Agreement then remaining unpaid together with an amount which would have been equal to the Early Termination Fee which would have been paid by Trustor if Trustor had voluntarily prepaid the Notes or Loan Agreement; and LASTLY, the balance or surplus, if any, of such proceeds of sale to the person or persons legally entitled thereto, upon satisfactory proof of such right.

                    (b) In the event of a sale of the Mortgaged Property, or any part thereof, and the execution of a deed or deeds therefor under these trusts, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the State of Arizona and of this Deed of Trust; and any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Trustor and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

                  SECTION 2.03. After the happening of an Event of Default by Trustor under this Deed of Trust, Trustor hereby consents to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof. The exercise of any right under this Article II shall not be deemed as election of remedies nor a "pending action" so as to preclude to exercise of any other right or remedy. After the happening of any such Event of Default and during its continuance, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Deed of Trust indebtedness, forthwith either before or after declaring all sums evidenced by the Notes or due pursuant to the Loan Agreement to be due and payable, to the appointment of such a receiver or receivers.

                  SECTION 2.04. During the continuance of an Event of Default, Beneficiary shall have the following rights and remedies:

                    (i) Beneficiary or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under the Notes or Loan Agreement. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including reasonable and documented attorneys' fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Beneficiary under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (a) the adequacy of the security for the indebtedness secured hereunder, (b) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or
(c) the filing of a notice of default.

                    (ii) With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (a) to obtain a court order to enforce Beneficiary's right to enter and inspect the Mortgaged Property, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Substances onto the Mortgaged Property shall be deemed reasonable and conclusive as between the parties hereto; and (b) to have a receiver appointed to enforce Beneficiary's right to enter and inspect the Mortgaged Property for Hazardous Substances. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor. All costs and expenses incurred by Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and reasonable and documented attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate set forth in the Notes or Loan Agreement from the date they are incurred until said sums have been paid.

                    (iii) To waive its lien against the Mortgaged Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order. As between Beneficiary and Trustor, Trustor shall have the burden of proving that Trustor or any related party (or any affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatened release of the hazardous substances. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Notes or Loan Agreement, all judgments and awards entered against Trustor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

                    (iv) Nothing contained herein shall be construed to limit any and all rights that Beneficiary has at law or pursuant hereto.

                  SECTION 2.05. No remedy herein conferred upon or reserved to the Trustee or Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or Beneficiary to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein; and every power and remedy given by this Deed of Trust to the Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or Beneficiary. Nothing in this Deed of Trust or in the Notes or Loan Agreement shall affect the obligation of Trustor to pay the principal of, interest on, and Early Termination Fee payable pursuant to, the Notes and all sums due under the Loan Agreement in the manner and at the time and place therein respectively expressed.

                  SECTION 2.06. To the extent permitted by law, Trustor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof; and Trustor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Trustor hereby further waives any rights it may have under applicable law relating to the prohibition of the obtaining of a deficiency judgment by Beneficiary against Trustor.

                  SECTION 2.07. During the continuance of any Event of Default and pending the exercise by the Trustee or Beneficiary of its right to exclude Trustor from all or any part of the

Premises, Trustor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property for such period and upon default of any such payment, will vacate and surrender possession of the Premises to the Trustee or Beneficiary or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of Premises for non-payment of rent, however designated.

                  SECTION 2.08. Without affecting the personal liability of any person, firm, corporation or other entity, including Trustor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Deed of Trust for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Beneficiary and Trustee are respectively authorized and empowered as follows: Beneficiary may, at any time and from time to time, either before or after the maturity of the Notes or the expiration of the Loan Agreement, and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, (d) release any property, real or personal, securing the indebtedness. Trustee may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist, but only upon the written request of Beneficiary and presentation of this Deed of Trust and the Notes for endorsement: (a) consent to the making of any map or plat of the Land, (b) join in granting any easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of the Mortgaged Property, (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

                  SECTION 2.09. This Deed of Trust constitutes a Security Agreement under the laws of the State of Arizona so that Beneficiary shall have and may endorse a security interest in any or all of the Mortgaged Property which may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Trustor agrees to execute, as debtor, such financing statement or statements as Beneficiary may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws. This Deed of Trust further constitutes a fixture filing under the Arizona Uniform Commercial Code, as amended or recodified from time to time; provided, however that the execution and/or filing hereof does not imply that the items of Personal Property included in the Mortgaged Property are or are to become fixtures. The filing hereof as a fixture filing is intended to protect the parties from unwarranted assertions by third parties.

                  Notwithstanding any release of any or all of the property included in the Premises which is deemed "real property", any proceedings to foreclose this Deed of Trust, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Trustor as are now or hereafter evidenced by the Notes and Loan Agreement.

                  SECTION 2.10. During the continuance of any Event of Default, Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") of the State of Arizona, and specifically the right to direct notice and collections of any obligation owing to Trustor by any lessee of the Premises. In addition to its rights to foreclose this Deed of Trust, Beneficiary shall have the right to sell the Personal Property or any part thereof, or any further, or additional, or substituted Personal Property, at one or more times, and from time to time, at public sale or sales or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Beneficiary may deem proper. Beneficiary shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity of redemption in Trustor, all of which are hereby waived and released. Trustor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published not less than seven days prior to any sale, in any newspaper of general circulation distributed in the city in which the property to be sold is located or as otherwise required by the Code. The net proceeds of any sale of the Personal Property which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Beneficiary against the liabilities, obligations and indebtedness of Trustor to Beneficiary secured by this Deed of Trust and evidenced by the Notes or the Loan Agreement. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Trustor to Beneficiary shall be returned to the respective parties which delivered the same to Beneficiary. If at any time Trustor or any other party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Beneficiary shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Beneficiary.

                  SECTION 2.11. All rights, remedies and powers provided by Sections 2.01-2.10 hereof may be exercised only to the extent not expressly inconsistent with the Loan Agreement and/or the other Loan Documents, and only to the extent that the exercise thereof does not violate any applicable provision of law in the jurisdiction in which the Premises are located, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling in such jurisdiction and to be limited to the extent necessary so that they will not render this Mortgage invalid, illegal or unenforceable under the provisions of any applicable law.


                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.01. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  SECTION 3.02. All notices or demands by any party relating to this Deed of Trust or any other agreement entered into in connection herewith shall be sent in the form and manner set forth in the Loan Agreement.

                  SECTION 3.03. Intentionally Deleted.

                  SECTION 3.04. All of the grants, covenants, terms, obligations, provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Trustor and Beneficiary and to the successors of the Trustee.

                  SECTION 3.05. Intentionally Deleted.

                  SECTION 3.06. It shall be lawful for the Trustee, or Beneficiary, at its election, upon the occurrence of an Event of Default, to sue out forthwith a complaint in foreclosure upon this Deed of Trust and to proceed thereon to judgment and execution for the recovery of all sums payable by Trustor pursuant to the terms of this Deed of Trust without further stay, any law, usage or custom to the contrary notwithstanding.

                  SECTION 3.07. Notwithstanding the appointment of any receiver, liquidator or trustee of Trustor, or of any of its property, or of the Mortgaged Property, or any part thereof, the Trustee shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust.

                  SECTION 3.08. If Trustor shall default in the payment of any sums due pursuant to the terms of the Notes, the Loan Agreement, or this Deed of Trust, and the same shall constitute an Event of Default, then such Event of Default shall be, and be deemed to be, an attempt by Trustor to avoid the Early Termination Fee payable by Trustor pursuant to the terms of the Loan Agreement and consequently, upon such Event of Default Beneficiary shall be entitled to collect such Early Termination Fee from Trustor with the same effect as if Trustor had voluntarily elected to prepay the principal sum evidenced by the Loan Agreement.

                  SECTION 3.09. Trustor hereby waives and relinquishes unto, and in favor of Beneficiary, all benefit under all laws, now in effect or hereafter passed, to relieve Trustor in any manner from the obligations assumed and the obligation for which this Deed of Trust is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation, or upon this Deed of Trust.

                  SECTION 3.10. Neither Trustor nor any other person now or hereafter obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Trustor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions hereof or of the Notes or under the Loan Agreement or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby.

                  SECTION 3.11. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to this Deed of Trust, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

                  SECTION 3.12. Beneficiary may from time to time, without notice to Trustor or to the Trustee, and with or without cause and with or without the resignation of the Trustee substitute a successor or successors to the Trustee named herein or acting hereunder to execute this trust. Upon such appointment and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon the Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written document executed by Beneficiary, containing reference to this Deed of Trust and its place of record, which when duly filed for record in the proper office, shall be conclusive proof of proper appointment of the successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

                  SECTION 3.13. Intentionally Deleted.

                  SECTION 3.14. Intentionally Deleted.

                  SECTION 3.15. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS GRANTED BY THIS DEED OF TRUST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARIZONA AND IN ALL OTHER RESPECTS THIS DEED OF TRUST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                  SECTION 3.16. Simultaneously with, and in addition to, the execution of this Deed of Trust, Trustor, and/or related or affiliated entities of Trustor, has executed and delivered as security for the Notes and Loan Agreement a mortgage or deed of trust on parcels of property which may or may not be outside the boundaries of this county. Trustor agrees that the occurrence of an Event of Default hereunder, or under any of such other mortgages or deeds of trust, shall be an Event of Default under each and every one of such mortgages and deeds of trust, including this Deed of Trust, permitting Beneficiary to proceed against any or all of the property comprising the Mortgaged Property or against any other security for the Notes and the Loan Agreement in such order as Beneficiary, in its sole and absolute discretion may determine. Trustor hereby waives, to the extent permitted by applicable law, the benefit of any statute or decision relating to the marshalling of assets which is contrary to the foregoing. Beneficiary shall not be compelled to release or be prevented from foreclosing this instrument or any other instrument securing the Notes and/or the Loan Agreement unless all indebtedness evidenced by the Notes and/or the Loan Agreement and all items hereby secured shall have been paid in full and Beneficiary shall not be required to accept any part or parts of any property securing the Notes and the Loan Agreement, as distinguished from the entire whole thereof, as payment of or upon the Notes and/or the Loan Agreement to the extent of the value of such part or parts, and shall not be compelled to accept or allow any apportionment of the indebtedness evidenced by the Notes and/or the Loan Agreement to or among any separate parts of said property.

                  SECTION 3.17. If all of the obligations secured hereby shall be paid in full pursuant to the terms and conditions of this Deed of Trust and the instruments evidencing the obligations, then Beneficiary (and Trustee to the extent required by law to effect a full and proper termination, release and reconveyance) shall, promptly after the request of Trustor, execute, acknowledge and deliver to Trustor proper instruments evidencing the termination, release and reconveyance of this Deed of Trust. Trustor shall pay all reasonable legal fees and other expenses incurred by Beneficiary and Trustee for preparing and reviewing such instruments and the execution and delivery thereof, and Beneficiary may require payment of the same prior to delivery of such instruments. Upon the receipt by Trustor of releases or reconveyances signed by Beneficiary and Trustee, and in recordable form and evidencing the termination of this Deed of Trust, Trustor, upon the instruction of Beneficiary, shall promptly and at its own expense record or file such releases or reconveyances in each of the cities, towns, counties and parishes and other filing offices, as appropriate, in which portions of the Collateral may be located, in such a manner so as to effect a release of all of the Collateral of record. Upon the request of Beneficiary, Trustor shall promptly deliver to Beneficiary evidence reasonably satisfactory to Beneficiary of such recordation or filing. Otherwise, this Deed of Trust shall remain and continue in full force and effect. The obligations of Trustor under this Section 3.17 shall survive the termination of this Deed of Trust.

                  SECTION 3.18. The lien created by this Deed of Trust shall continue until the "last dollar" owing by Trustor to Beneficiary and the other lenders pursuant to the Loan Agreement has been paid in full.

                  IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed as of the day and year first above written.

                              "TRUSTOR"

                              HEALTH FACTORS INTERNATIONAL, INC.,
                              a Delaware corporation


                              By:
                                 -----------------------------------------------

                              Name:
                                 -----------------------------------------------
                              Its:
                                 -----------------------------------------------

STATE OF ____________          )
                               ) ss.
COUNTY OF ___________          )


                  The foregoing instrument was acknowledged before me this March ____, 2001 by _____________________________________, _______________ of
______________________, a ________________ corporation, on behalf of the corporation.






           (SEAL)

                                    EXHIBIT A



                                       31